Accrued Liabilities and Other Payables (Details) In Thousands, unless otherwise specified	Dec. 31, 2014 USD ($)	Dec. 31, 2014 CNY	Dec. 31, 2013 CNY	Dec. 31, 2014 Restricted Stock Units (RSU) CNY	Dec. 31, 2013 Restricted Stock Units (RSU) CNY
Accrued liabilities
RSU payables				137,033	119,851
Customer deposits on Wangyibao accounts		622,021	464,061
Marketing expenses		294,401	158,298
Accrued fixed assets related payables		80,942	9,449
Server custody fees and telecommunication charges		64,614	38,850
Accrued revenue sharing		27,838	11,448
Other staff related cost		23,203	16,497
Content cost		13,354	23,827
Professional fees		11,939	10,517
Royalty and consulting fee payments due to Blizzard			53,867
Others		81,883	50,634
Total accrued liabilities and other payables	$ 218,746	1,357,228	957,299